                                  EXHIBIT 99.3

                                                                  EXECUTION COPY

                 AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT

         AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of December 21, 2001 among BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Brightpoint"), and WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Wireless", together with Brightpoint, the "Borrowers"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrowers, the other Credit Parties, Agent and the Lenders are party to that certain Credit Agreement, dated as of October 31, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, on and subject to the terms and conditions hereof, the Borrowers and the other Credit Parties have requested that Agent and Lenders, and Agent and Lenders are willing to, amend certain provisions of the Credit Agreement, all as set forth herein;

         WHEREAS, on and subject to the terms and conditions hereof, the Borrowers and the other Credit Parties have requested that Agent and Lenders, and Agent and Lenders are willing to, permanently waive a certain closing delivery required under the Credit Agreement, all as set forth herein;

         WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. Amendment.

         (a) Section 1.5 of the Credit Agreement is amended by deleting in its entirety the grid located in subsection (a) thereof relating to adjustments in Applicable Margins and replacing such grid with the following:

IF FIXED CHARGE                          IF BOTH BORROWING AVAILABILITY AND                               LEVEL OF
COVERAGE RATIO IS:                       AVERAGE BORROWING 60-DAY AVAILABILITY ARE:                       APPLICABLE MARGINS:
---------------------------------------- ---------------------------------------------------------------  --------------------
greater than 1.40:1.00                   greater than or equal to $30,000,000                             Level I
---------------------------------------- ---------------------------------------------------------------  --------------------
  1.40:1.00, but greater than 1.25:1.00  less than $30,000,000, but greater than or equal to $25,000,000  Level II
---------------------------------------- ---------------------------------------------------------------  --------------------
greater than 0.90:1.00                   less than $25,000,000, but greater than or equal to $20,000,000  Level III
---------------------------------------- ---------------------------------------------------------------  --------------------
Not applicable                           less than $20,000,000, but greater than or equal to $15,000,000  Level IV
---------------------------------------- ---------------------------------------------------------------  --------------------
Not applicable                           less than $15,000,000                                            Level V
---------------------------------------- ---------------------------------------------------------------  --------------------


         (b) Section 1.10 of the Credit Agreement is amended by deleting the
Section in its entirety and replacing such Section with the following new
Section 1.10:

         "1.10 Receipt of Payments. Borrowers shall make each payment under this Agreement not later than 1:00 p.m. (Chicago time) on the day when due in immediately available funds in Dollars to the Collection Account. For purposes of computing interest and Fees and determining Borrowing Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received in the Collection Account prior to 1:00 p.m. (Chicago time). Payments received after 1:00 p.m. Chicago time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day."

         (c) Section 5.11 of the Credit Agreement is amended by deleting the number "60" in the first line thereof and replacing such number with the number "90".

         (d) Section 6.3 of the Credit Agreement is amended by deleting subsection (a)(iv)(F) in its entirety and replacing such subsection with the following:

         "(F) until such time as Agent shall complete an audit of Wireless' Inventory and Accounts, the aggregate amount of the intercompany loans made on or after the Closing Date owing by Wireless to Brightpoint shall at no time exceed the greater of (i) the Borrowing Availability of Wireless or (ii) $1,500,000; provided, that upon the completion of such audit by Agent, the aggregate amount of such intercompany loans shall at no time exceed the Borrowing Availability of Wireless; provided further, that from the date of completion of such audit by Agent, Wireless shall have 20 days to repay to Brightpoint any amount of such intercompany loans in excess of the Borrowing Availability of Wireless."

         (e) Section 6.14 of the Credit Agreement is amended by deleting the phrase "giving to any such LYONS Distribtion" in subsection (d)(ii)(B) thereof and replacing it with the phrase "giving effect to any such LYONS Distribution".

         (f) Section 11.2 of the Credit Agreement is amended by deleting the number "$5,000,000" contained in subsection (c)(v) thereof and replacing such number with the number "$3,000,000."

         (g) The definition of "Requisite Lenders" contained in Annex A to the Credit Agreement is amended by deleting each reference to "more than" and replacing each such reference with a reference to "at least."

         (h) The definition of "Revolving Loan Commitment" contained in Annex A to the Credit Agreement is deleted and replaced in its entirety with the following:

         "Revolving Loan Commitment" means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and
         (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be Eighty Million Dollars ($80,000,000) on the Closing Date and Ninety Million Dollars ($90,000,000) on December __, 2001, and as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

         (i) The definition of "Supermajority Lenders" contained in Annex A to the Credit Agreement is amended by deleting each reference to "80%" and replacing each such reference with a reference to "85%."

         (j) The definition of "Wireless Borrowing Base" contained in Annex A to the Credit Agreement is amended by deleting the reference therein to "Brightpoint's Eligible Inventory" in subsection (b) and replacing therewith the phrase "Wireless' Eligible Inventory".

         (k) Paragraph (a) contained in Annex F to the Credit Agreement is deleted and replaced in its entirety with the following:

         "(a) To Agent, upon its request, and in any event no less frequently than 11:00 a.m. (Chicago time) on Wednesday of each week, provided that if the Average 30-Day Borrowing Availability exceeds $25,000,000, Agent, in its sole discretion, may request to be delivered on the fifth Business Day of each month (together with a copy of all or any part of the following reports requested by any Lender in writing after the Closing Date), each of the following reports, each of which shall be prepared by the applicable Borrower as of the last day of the immediately preceding week or month, as applicable:

         (i) a Borrowing Base Certificate with respect to each Borrower, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

         (ii) with respect to each Borrower, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

         (iii) with respect to each Borrower, a monthly trial balance showing Accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion."

         (l) Paragraph (b) contained in Annex F to the Credit Agreement is deleted and replaced in its entirety with the following:

         "(b) To Agent, on a weekly basis or at such more frequent intervals as Agent may request from time to time, provided that if the Average 30-Day Borrowing Availability exceeds $25,000,000, on a monthly basis, in Agent's sole discretion (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing
         Date), collateral reports with respect to each Borrower, including all additions and reductions (cash and non-cash) with respect to Accounts of such Borrower, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion each of which shall be prepared by the applicable Borrower as of the last day of the immediately preceding week or month, as applicable;"

         (m) Paragraph (f) contained in Annex F to the Credit Agreement is deleted and replaced in its entirety with the following:

         "(f) Each Borrower, at its own expense, shall deliver to Agent such appraisals of its assets as Agent may request up to four times in any Fiscal Year when no Default or Event of Default exists and at any time after the occurrence and during the continuance of a Default or an Event of Default, such appraisals to be conducted by an appraiser, and in form and substance reasonably satisfactory to Agent;"

         (n) Paragraph (g) contained in Annex F to the Credit Agreement is deleted and replaced in its entirety with the following:

         "(g) To Agent, on a weekly basis, or at such more frequent intervals as Agent may request from time to time, a report showing all cash payments between BPI and Borrowers and by Borrowers to third parties on behalf of BPI. Such report shall be in a form satisfactory to Agent and shall be recorded to intercompany accounts set forth on each Borrower's balance sheet; and"

         (o) Annex J to the Credit Agreement is deleted in its entirety and replaced by Annex J attached hereto.

         2. Waiver. Agent and Lenders hereby permanently waive the closing condition located in Section R within Annex D to the Credit Agreement requiring the delivery to Agent of an executed accountant's letter. Such waiver is only applicable and shall only be effective for the specific purpose for which made.

         3. Representations and Warranties of Credit Parties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

         (a) Representations and Warranties. After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

         (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

         (c) No Default. No Default or Event of Default has occurred or is continuing, or would result after giving effect hereto.

         4. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this
Section 4 on or prior to the date hereof:

         (a) Documentation. Agent shall have received (on behalf of itself and Lenders) duly executed originals of this Amendment from each Credit Party and from each of the Lenders.

         (b) Assignment Agreement. Agent shall have received duly executed originals of the Assignment Agreement between GE Capital and Congress Financial Corporation (Central) ("Congress") in the amount of $5,000,000.

         (c) Revolving Notes. The Borrowers shall have delivered to Agent duly executed originals of the Revolving Notes of Congress and the Revolving Notes of GE Capital, reflecting the revised Revolving Loan Commitment of GE Capital, each dated as of the date hereof.

         (d) No Default. No Default or Event of Default shall have occurred and be continuing, or would result after giving effect hereto.

         5. Reference to and Effect on Loan Documents.

         (a) Ratification. Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

         (b) No Waiver. Except as specifically provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

         6 Affirmation of Guarantors. By its signature set forth below, each Guarantor hereby confirms to Agent and Lenders that, after giving effect to the foregoing Amendment and the transactions contemplated thereby, the Guaranty of such Guarantor and each other Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         7 Miscellaneous.

         (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

         (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment. Furthermore, the Borrowers agree to pay to Agent on behalf of Congress such fees, costs and expenses required to be paid by the Borrowers pursuant to the GE Capital Fee Letter and Agent agrees to pay to Congress such fees, costs and expenses required to be paid by Agent pursuant to that certain commitment letter from Congress to GE Capital dated November 16, 2001.

         (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

         (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy shall be effective as delivery of a manually executed signature page to this Amendment.

         (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

         (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.

                            [signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

                         BRIGHTPOINT NORTH AMERICA L.P.

                              BY:   BRIGHTPOINT NORTH AMERICA, INC.,
                                    its general partner


                        By: /s/ Steven E. Fivel
                            ----------------------------------------------
                        Name: Steven E. Fivel
                        Title:   Executive Vice President & Secretary

                        WIRELESS FULFILLMENT SERVICES LLC

                        BY: BRIGHTPOINT, INC., its manager


                        By: /s/ Steven E. Fivel
                            ----------------------------------------------
                        Name: Steven E. Fivel
                        Title: Executive Vice President, General Counsel & Secretary

                        GENERAL ELECTRIC CAPITAL CORPORATION,
                        as Agent and Lender

                        By: /s/ William J. Mayer
                            ----------------------------------------------
                        Title: Duly Authorized Signatory

                        LASALLE BUSINESS CREDIT, INC.,
                        as Lender

                        By: /s/ Cindy Jamroziak
                            ----------------------------------------------
                        Name: Cindy Jamroziak
                        Title: Vice President

                        NATIONAL CITY BANK OF INDIANA, as Lender


                        By: /s/ Thomas R. Groh
                            ----------------------------------------------
                        Name: Thomas R. Groh
                        Title: Vice President


                        CONGRESS FINANCIAL CORPORATION (CENTRAL), as Lender


                        By: /s/ Jayne M. Weingart
                            ----------------------------------------------
                        Name: Jayne M. Weingart
                        Title: Vice President

         The following Persons are signatories to this Amendment in their capacity as Credit Parties or Loan Parties and not as Borrowers.

                         BRIGHTPOINT, INC.

                         By: /s/ Steven E. Fivel
                            ----------------------------------------------
                         Name:  Steven E. Fivel
                         Title: Executive Vice President, General Counsel
                                 & Secretary

                         BRIGHTPOINT NORTH AMERICA, INC.

                         By: /s/ Steven E. Fivel
                            ----------------------------------------------
                         Name:  Steven E. Fivel
                         Title: Executive Vice President & Secretary

                         WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.

                         By: /s/ Steven E. Fivel
                            ----------------------------------------------
                            Name:  Steven E. Fivel
                            Title: Executive Vice President & Secretary

                         BRIGHTPOINT INTERNATIONAL LTD.

                         By: /s/ Steven E. Fivel
                            ----------------------------------------------
                            Name:  Steven E. Fivel
                            Title: Executive Vice President & Secretary

         ANNEX J (FROM ANNEX A - REVOLVING LOAN COMMITMENTS DEFINITION)

                                       to

                                CREDIT AGREEMENT

                                  LENDER                                            REVOLVING LOAN COMMITMENT
                                  ------                                            -------------------------
General Electric Capital Corporation                                        $45,000,000 (including a Swing Line
                                                                            Commitment of $10,000,000)
LaSalle Business Credit, Inc.                                               $20,000,000
Congress Financial Corporation (Central)                                    $15,000,000
National City Bank of Indiana                                               $10,000,000
                                                                            ----------
                                    TOTAL                                   $90,000,000

                                 REVOLVING NOTE

                                                               Chicago, Illinois
                                                                     $15,000,000
                                                               December __, 2001

         FOR VALUE RECEIVED, the undersigned, BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISES TO PAY to the order of CONGRESS FINANCIAL CORPORATION (CENTRAL) ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIFTEEN MILLION DOLLARS AND NO CENTS ($15,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of October 31, 2001 by and among Borrower, the other Person named therein as Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                               BRIGHTPOINT NORTH AMERICA L.P.

                                   By:    BRIGHTPOINT NORTH AMERICA, INC.,
                                          its general partner


                                        By:_____________________________________
                                        Name: Steven E. Fivel
                                        Title: Executive Vice President &
                                               Secretary

                                 REVOLVING NOTE

                                                               Chicago, Illinois
                                                                     $15,000,000
                                                               December __, 2001

         FOR VALUE RECEIVED, the undersigned, WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Borrower"), HEREBY PROMISES TO PAY to the order of CONGRESS FINANCIAL CORPORATION (CENTRAL) ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FIFTEEN MILLION DOLLARS AND NO CENTS ($15,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of October 31, 2001 by and among Borrower, the other Person named therein as Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                      WIRELESS FULFILLMENT SERVICES LLC

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                 REVOLVING NOTE

                                                               Chicago, Illinois
                                                                     $45,000,000
                                                               December __, 2001

         FOR VALUE RECEIVED, the undersigned, BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FORTY FIVE MILLION DOLLARS AND NO CENTS ($45,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of October 31, 2001 by and among Borrower, the other Person named therein as Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         This Revolving Note issued on the date hereof (the "Replacement Note") is issued in replacement of and substitution for, but not in novation of, the Revolving Note issued prior to the date hereof (the "Replaced Note"), and the Revolving Loan evidenced by the Replaced Note is continuing and is evidenced by the Replacement Note.

                                         BRIGHTPOINT NORTH AMERICA L.P.

                                         By:    BRIGHTPOINT NORTH AMERICA, INC.,
                                                its general partner


                                         By: ___________________________________
                                         Name: Steven E. Fivel
                                         Title: Executive Vice President &
                                                 Secretary

                                 REVOLVING NOTE

                                                               Chicago, Illinois
                                                                     $45,000,000
                                                               December __, 2001

         FOR VALUE RECEIVED, the undersigned, WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 10 South LaSalle Street, Suite 2800, Chicago, Illinois 60603, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FORTY FIVE MILLION DOLLARS AND NO CENTS ($45,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

         This Revolving Note is one of the Revolving Notes issued pursuant to that certain Credit Agreement dated as of October 31, 2001 by and among Borrower, the other Person named therein as Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrowers.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

         If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

         Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         This Revolving Note issued on the date hereof (the "Replacement Note") is issued in replacement of and substitution for, but not in novation of, the Revolving Note issued prior to the date hereof (the "Replaced Note"), and the Revolving Loan evidenced by the Replaced Note is continuing and is evidenced by the Replacement Note.

                                   WIRELESS FULFILLMENT SERVICES LLC

                                   BY:  BRIGHTPOINT, INC., its manager


                                   By: ________________________________________
                                   Name: Steven E. Fivel
                                   Title: Executive Vice President, General
                                            Counsel & Secretary